UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549


                                   FORM 8-K

                                 CURRENT REPORT

     PURSUANT TO SECTION 13 OR 15(D) OF THE SECURITIES EXCHANGE ACT OF 1934


        Date of Report (Date of earliest event reported): March 13, 2002
                                                         ------------------

                         Universal Equity Partners, Inc.
                         -------------------------------
             (Exact name of registrant as specified in its charter)

                                    Delaware
                                    --------
                 (State or other jurisdiction of incorporation)


        0-32583                                             23-3075816
------------------------                       ---------------------------------
(Commission File Number)                       (IRS Employer Identification No.)


                  1613 N.E. 163 Street Miami Beach, FL 33162
          ------------------------------------------------------------
               (Address of principal executive offices) (Zip Code)


                                 (305) 357-6406
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               Registrant's telephone number, including area code:


     1422 Chestnut Street, Suite #410, Philadelphia, PA 19102 (215) 893-3662
     -----------------------------------------------------------------------
                   (Former name, address and telephone number)





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ITEM 4.  CHANGES IN REGISTRANT'S CERTIFYING ACCOUNTANT

         On February 6, 2003 Universal Equity Partners (the "Company"), received a letter from Sweeney, Gates & Co., its auditors, confirming that the client-auditor relationship between the Company and Sweeney, Gates & Co. had ceased. The Company is in the process of retaining new auditors.

The reports of Sweeney, Gates & Co. on the financial statements of the Company for the period from March 13, 2002 to February 6, 2003 (the "Engagement Period, contained no adverse opinion or disclaimer of opinion and were not qualified or modified as to any uncertainty, audit scope or accounting principle.

In connection with the audit for the past year and through the Engagement Period, there were no disagreements with Sweeney, Gates & Co. on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which disagreements, if not resolved to the satisfaction of Sweeney, Gates & Co., would have caused the firm to make reference thereto in their reports on the financial statements for such period.

During the Engagement Period, Sweeney, Gates & Co. has not advised the Company of any reportable events (as defined in Item 304(a)(1)(v) of Regulation S-K issued by the Securities and Exchange Commission).

The Company has provided Sweeney, Gates & Co. with a copy of this Report and, at the request of the Company, Sweeney, Gates & Co. has furnished a letter addressed to the Securities and Exchange Commission in which it states that it agrees with the foregoing statements.

ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS.

c.       Exhibits

Exhibit No.       Exhibit
-----------       -------
   16 Letter from Sweeney, Gates & Co. on change of independent accountants

                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report on Form 8-K to be signed on its behalf by the undersigned hereunto duly authorized.


                                             UNIVERSAL EQUITY PARTNERS, INC.



                                             By: /s/ George Wainer
                                                 -------------------------------
                                                      George Wainer, President